                                                                   EXHIBIT 99(C)

                           FIRST NATIONAL CORPORATION
             PRO FORMA COMBINED CONDENSED BALANCE SHEET (UNAUDITED)
                                 MARCH 31, 1999
                           (IN THOUSANDS OF DOLLARS)

                                  FIRST                            PRO FORMA    PRO FORMA
                                 NATIONAL   FIRSTBANCORPORATION   ADJUSTMENTS   COMBINED
                                 --------   -------------------   -----------   ---------
                                         ASSETS

Cash and due from banks........  $ 27,131        $ 10,724           $    --     $ 37,855
Investment securities..........   219,663          12,133              (100)     231,696
Loans, net.....................   424,324          81,891                --      506,215
Premises and equipment, net....    11,114           1,864                --       12,978
Other assets...................    11,038           3,025                --       14,063
                                 --------        --------           -------     --------
       Total assets............  $693,270        $109,637           $  (100)    $802,807
                                 ========        ========           =======     ========

                          LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Deposits:
     Demand....................  $ 81,722        $  9,420           $    --     $ 91,142
     Interest-bearing
       transaction accounts....    70,976          39,424                --      110,400
     Savings...................    51,857           4,597                --       56,454
     Time......................   334,897          35,730                --      370,627
                                 --------        --------           -------     --------
       Total deposits..........   539,452          89,171                --      628,623
Other liabilities..............    91,052           7,742               600       99,394
                                 --------        --------           -------     --------
       Total liabilities.......   630,504          96,913               600      728,017
                                 --------        --------           -------     --------
Shareholders' equity:
  Common stock.................    14,589              10             2,933       17,532
  Surplus......................    40,305          10,129            (3,033)      47,401
  Retained earnings............     7,603           2,606              (600)       9,609
  Accumulated other
     comprehensive income
     (loss)....................       269             (21)               --          248
                                 --------        --------           -------     --------
       Total shareholders'
          equity...............    62,766          12,724              (700)      74,790
                                 --------        --------           -------     --------
       Total liabilities and
          shareholders'
          equity...............  $693,270        $109,637           $  (100)    $802,807
                                 ========        ========           =======     ========

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                           FIRST NATIONAL CORPORATION

          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (UNAUDITED)
                       THREE MONTHS ENDED MARCH 31, 1999
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                FIRST                             PRO FORMA    PRO FORMA
                               NATIONAL    FIRSTBANCORPORATION   ADJUSTMENTS    COMBINED
                              ----------   -------------------   -----------   ----------
Interest income.............  $   12,241        $  2,092            $ --       $   14,333
Interest expense............       4,854             863            $ --            5,717
                              ----------        --------            ----       ----------
  Net interest income.......       7,387           1,229              --            8,616
Provision for loan losses...         293              54              --              347
                              ----------        --------            ----       ----------
  Net interest income after
     provision for loan
     losses.................       7,094           1,175              --            8,269
Noninterest income..........       2,246             213              --            2,459
Noninterest expense.........       6,222           1,218              --            7,440
                              ----------        --------            ----       ----------
  Income before provision
     for income taxes.......       3,118             170              --            3,288
Provision for income
  taxes.....................         995              71              --            1,066
                              ----------        --------            ----       ----------
     Net income.............  $    2,123        $     99            $ --       $    2,222
                              ==========        ========            ====       ==========
Net income per
  share -- basic............  $     0.36        $   0.11                       $     0.32
Net income per
  share -- diluted..........  $     0.36        $   0.11                       $     0.32
Weighted average shares
  outstanding -- basic......   5,824,881         911,184                        6,938,348
Weighted average shares
  outstanding -- diluted....   5,880,136         919,467                        7,003,725

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                           FIRST NATIONAL CORPORATION

          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1998
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                      FIRST      FIRSTBANCOR-    PRO FORMA    PRO FORMA
                                     NATIONAL      PORATION     ADJUSTMENTS    COMBINED
                                    ----------   ------------   -----------   ----------
Interest income...................  $   46,120     $  7,848        $  --      $   53,968
Interest expense..................      19,557        3,565           --          23,122
                                    ----------     --------        -----      ----------
  Net interest income.............      26,563        4,283           --          30,846
Provision for loan losses.........       1,013          200           --           1,213
                                    ----------     --------        -----      ----------
  Net interest income after
     provision for loan losses....      25,550        4,083           --          29,633
Noninterest income................       7,893        1,483           --           9,376
Noninterest expense...............      22,549        4,179           --          26,728
                                    ----------     --------        -----      ----------
  Income before provision for
     income taxes.................      10,894        1,387           --          12,281
Provision for income taxes........       3,389          531           --           3,920
                                    ----------     --------        -----      ----------
  Income before cumulative effect
     of a change in accounting
     principle (see Note 6).......  $    7,505     $    856        $  --      $    8,361
                                    ==========     ========        =====      ==========
Income before cumulative effect of
  a change in accounting principle
  per share -- basic..............  $     1.30     $   1.13                   $     1.25
Income before cumulative effect of
  a change in accounting principle
  per share -- diluted............  $     1.29     $   1.05                   $     1.22
Weighted average shares
  outstanding -- basic............   5,778,189      758,052                    6,704,529
Weighted average shares
  outstanding -- diluted..........   5,832,640      815,898                    6,829,668

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                           FIRST NATIONAL CORPORATION

          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1997
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                      FIRST      FIRSTBANCOR-    PRO FORMA    PRO FORMA
                                     NATIONAL      PORATION     ADJUSTMENTS    COMBINED
                                    ----------   ------------   -----------   ----------
Interest income...................  $   41,144     $  7,542       $    --     $   48,686
Interest expense..................      17,365        3,423            --         20,788
                                    ----------     --------       -------     ----------
  Net interest income.............      23,779        4,119            --         27,898
Provision for loan losses.........       1,251          165            --          1,416
                                    ----------     --------       -------     ----------
  Net interest income after
     provision for loan losses....      22,528        3,954            --         26,482
Noninterest income................       6,259          952            --          7,211
Noninterest expense...............      19,454        3,378            --         22,832
                                    ----------     --------       -------     ----------
  Income before provision for
     income taxes.................       9,333        1,528            --         10,861
Provision for income taxes........       2,867          581            --          3,448
                                    ----------     --------       -------     ----------
     Net income...................  $    6,466     $    947       $    --     $    7,413
                                    ==========     ========       =======     ==========
Net income per share -- basic.....  $     1.26     $   1.37                   $     1.24
Net income per share -- diluted...  $     1.25     $   1.29                   $     1.22
Weighted average shares
  outstanding -- basic............   5,146,699      690,285                    5,990,227
Weighted average shares
  outstanding -- diluted..........   5,189,811      735,507                    6,088,600

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                           FIRST NATIONAL CORPORATION

          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1996
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                      FIRST      FIRSTBANCOR-    PRO FORMA    PRO FORMA
                                     NATIONAL      PORATION     ADJUSTMENTS    COMBINED
                                    ----------   ------------   -----------   ----------
Interest income...................  $   34,263     $  6,920       $    --     $   41,183
Interest expense..................      13,986        3,281            --         17,267
                                    ----------     --------       -------     ----------
  Net interest income.............      20,277        3,639            --         23,916
Provision for loan losses.........       1,319          162            --          1,481
                                    ----------     --------       -------     ----------
  Net interest income after
     provision for loan losses....      18,958        3,477            --         22,435
Noninterest income................       5,344          737            --          6,081
Noninterest expense...............      16,352        3,391            --         19,743
                                    ----------     --------       -------     ----------
  Income before provision for
     income taxes.................       7,950          823            --          8,773
Provision for income taxes........       2,422          322            --          2,744
                                    ----------     --------       -------     ----------
     Net income...................  $    5,528     $    501       $    --     $    6,029
                                    ==========     ========       =======     ==========
Net income per share -- basic.....  $     1.14     $   0.73                   $     1.06
Net income per share -- diluted...  $     1.13     $   0.69                   $     1.04
Weighted average shares
  outstanding -- basic............   4,869,699      686,042                    5,708,042
Weighted average shares
  outstanding -- diluted..........   4,902,067      725,813                    5,789,010

See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements

                   NOTES TO THE UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL INFORMATION

NOTE 1.  BASIS OF PRESENTATION

     On March 4, 1999, First National Corporation entered into a definitive agreement and plan of merger with FirstBancorporation, Inc. The agreement calls for a tax-free exchange of 1.222 shares of First National common stock for each outstanding share of FirstBancorporation common stock.

     The unaudited pro forma combined condensed financial statements have been prepared assuming that the merger will be accounted for under the pooling-of-interests method of accounting for business combinations and is based on the historical consolidated financial statements of First National and FirstBancorporation. Certain amounts in the historical consolidated financial statements of FirstBancorporation have been reclassified to conform to First National's historical financial presentation.

     The pro forma adjustments represent management's best estimates based on available information at this time. Actual adjustments will differ from those reflected in the unaudited pro forma combined condensed financial statements. First National and FirstBancorporation are still in the process of reviewing their respective accounting policies relative to those followed by the other entity. As a result of this review, it may be necessary to restate certain amounts in First National's or FirstBancorporation's financial statements to conform to those accounting policies that are most appropriate. In management's opinion, any such restatements will not be material.

     The unaudited pro forma combined condensed financial statements presented are not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated, nor are they necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

     The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of each of First National and FirstBancorporation. First National's historical financial statements are in the First National annual report on Form 10-K for the year ended December 31, 1998 as filed with the Securities and Exchange Commission on March 31, 1999. FirstBancorporation's historical financial statements are in the FirstBancorporation annual report on Form 10-KSB for the year ended December 31, 1998, as filed with the Securities and Exchange Commission on March 30, 1999.

NOTE 2.  SHAREHOLDERS' EQUITY

     In conjunction with the merger, First National will exchange 1.222 shares of its common stock for each share of FirstBancorporation common stock.

     The pro forma adjustments herein reflect, where applicable, the 1.222 exchange ratio for each of the 963,325 shares of FirstBancorporation common stock which were issued and outstanding at March 31, 1999. The capital accounts have been adjusted to reflect the issuance of 1,177,183 shares of First National common stock in exchange for all of the

                   NOTES TO THE UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

outstanding shares of FirstBancorporation stock based on the exchange ratio. The excess ($2,933,000) of the par value of the First National common stock issued over the par value of FirstBancorporation stock received in exchange has been charged to surplus.

     At March 31, 1999, First National owned 5,555 shares of FirstBancorporation common stock with a recorded value of $100,000. Consequently, the investment balance and the related shares of common stock were eliminated.

NOTE 3.  PER SHARE DATA

     Basic earnings per common share has been computed by dividing the pro forma combined net income by the weighted average number of common shares outstanding of First National common stock plus the weighted average number of common shares of FirstBancorporation adjusted by the exchange ratio of 1.222 as of the earliest period presented.

     Diluted earnings per common share has been computed by dividing the pro forma combined net income by the weighted average number of common shares outstanding and dilutive common share equivalents of First National common stock plus the weighted average number of common shares outstanding and dilutive common share equivalents of FirstBancorporation adjusted by the exchange ratio of 1.222 as of the earliest period presented, using the treasury stock method. Dilutive common share equivalents include common shares issuable upon exercise of stock options outstanding.

NOTE 4.  MERGER-RELATED EXPENSES

     In connection with the merger, First National expects to incur merger-related expenses of approximately $600,000, after tax. These expenses relate primarily to severance, change in control, and other employee-related items, as well as legal, investment banking and other professional fees. The impact of these expenses, net of the related tax effect, has been reflected in the pro forma combined condensed balance sheet as of March 31, 1999.

NOTE 5.  OPERATING COST SAVINGS

     First National expects to achieve a certain level of cost savings after the merger through the optimization of delivery systems, reduction of corporate overhead, elimination of redundant staff functions, consolidation of business lines, data processing and back office operations, infrastructure and vendor leverage, and the elimination of certain duplicate or excess facilities. However, the unaudited pro forma combined condensed financial statements do not reflect any direct costs or potential savings which are expected to result from the consolidation of operations of the combining companies, and, therefore, do not purport to be indicative of future operations.

NOTE 6.  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLES

     In 1998, FirstBancorporation adopted AICPA Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 provides guidance on the

                   NOTES TO THE UNAUDITED PRO FORMA COMBINED
                 CONDENSED FINANCIAL INFORMATION -- (CONTINUED)

financial reporting of start-up costs and organization costs and requires such costs to be expensed as incurred. The adoption of SOP 98-5 is reported as the cumulative effect of a change in accounting principle in FirstBancorporation's 1998 financial statements included in its annual report on Form 10-KSB. Adoption of SOP 98-5 reduced FirstBancorporation's net income for 1998 by $90,000 and basic and diluted earnings per common share by $0.12 and $0.11, respectively. Prior to adopting SOP 98-5, deferred organization costs were amortized using the straight-line method. In accordance with Instruction 1 to Article 11 of Regulation S-X, pro forma net income and basic and diluted earnings per share for First National for 1998 excludes such cumulative effect adjustment.